LVIP BlackRock Equity Dividend RPM Fund
(Standard and Service Class)
Summary Prospectus
September 28, 2012
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, as amended and/or supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP BlackRock Equity Dividend RPM Fund (the “Fund”) is to seek reasonable income by investing primarily in income-producing equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.83%	1.08%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Net Expenses (After Fee Waiver)	0.78%	1.03%
1 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.03% on the first $250 million of average daily net assets of the Fund: 0.08% on the next $500 million of average daily net assets; and 0.13% of average daily net assets in excess of $750 million. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
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Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the years two through ten. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 80	$260	$456	$1,021
Service Class	$105	$339	$591	$1,313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the sub-adviser will invest at least 80% of the Fund’s assets in equity securities and at least 80% of the sub-adviser’s portion of assets in dividend paying securities. The sub-adviser may invest in securities of companies with any market capitalization, but will generally focus on large-cap securities. The sub-adviser also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, or securities convertible into common stock. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock also may be convertible into common stock.
The sub-adviser may invest up to 25% of the Fund’s total assets in securities of foreign issuers. The sub-adviser may invest in securities from any country, including emerging markets. The sub-adviser may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.
The sub-adviser selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.
The Fund’s adviser will also employ an actively managed risk-management overlay using up to 20% of the Fund’s net assets. This risk portfolio management strategy or “RPM strategy” consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility. The adviser selects individual futures contracts on equity indices of U.S. and foreign markets, as appropriate, that it believes will have prices that are highly correlated to the Fund’s equity exposure. The RPM strategy is separate and distinct from any riders or features of your insurance contract.
The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. Futures contracts can be purchased or sold by the adviser for less than their contract value, allowing an efficient use of Fund assets for the RPM strategy.
The adviser’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.
In addition to holding short positions in exchange-traded futures, where market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a “long” position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 110% of the Fund’s assets. As a result, the Fund may at certain times have leveraged exposure to equity securities. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the adviser will segregate liquid assets or otherwise cover these transactions to mitigate risk.
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Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
•	Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
•	Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
•	Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
•	Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
•	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
•	Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
•	Income Producing Stock Availability Risk: Depending upon market conditions, income producing common stock that meets the sub-adviser’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the Fund’s ability to produce current income while remaining fully diversified.
•	Leverage Risk: Investment in certain futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures contracts may exceed the amount invested.
•	Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
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Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard Class for one year, five year, and ten year periods, and the Fund's Service Class for one year, five year and lifetime periods, compare with those of a broad measure of market performance. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.
The Funds lowest return for a quarter occurred in the fourth quarter of 2008 at: (21.72%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	5 years	10 years or Life of class
LVIP BlackRock Equity Dividend RPM Fund–Standard Class	(2.57%)	(1.83%)	2.65%
Russell 1000 Value® Index	0.39%	(2.63%)	3.89%
LVIP BlackRock Equity Dividend RPM Fund–Service Class	(2.81%)	(2.07%)	2.33%*
Russell 1000 Value® Index	0.39%	(2.63%)	4.08%*
*Since May 19, 2004
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser: BlackRock Investment Management LLC (“BlackRock”)
LIA Portfolio Managers	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President, Chief Operating Officer	Since September 2012
David A. Weiss	Vice President, Chief Investment Officer	Since September 2012

BlackRock Portfolio Managers	Company Title	Experience w/Fund
Robert M. Shearer	Managing Director	Since September 2012
Kathleen M. Anderson	Managing Director	Since September 2012
David J. Cassese	Director	Since September 2012
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their
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variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
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